Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	DAVID J. BRYANT

CHIEF FINANCIAL OFFICER

EXANTAS CAPITAL CORP.

717 Fifth Avenue

New York, NY 10022

212-621-3210

EXANTAS CAPITAL CORP.

REPORTS RESULTS FOR

THREE AND SIX MONTHS ENDED JUNE 30, 2019

New York, NY, July 31, 2019 - Exantas Capital Corp. (NYSE: XAN) ("XAN" or the "Company") reports results for the three and six months ended June 30, 2019.

Significant Items and Highlights

•	GAAP net income allocable to common shares of $0.20 per share-diluted for the three months ended June 30, 2019.
•	Core Earnings were $0.28 per common share-diluted for the three months ended June 30, 2019 (see Schedule I).
•

Management anticipates the Company will declare a cash dividend of $0.25 per share on its common stock for the third quarter of 2019, which would be an 11.1% increase over the second quarter of 2019 dividend of $0.225 per share and a 66.7% increase over the third quarter of 2018 dividend of $0.15 per share.

•

XAN originated $252.1 million of new commercial real estate ("CRE") loans and acquired a $210.8 million portfolio (including $14.0 million of unfunded commitments) of CRE loans during the three months ended June 30, 2019 (see Schedule III).

•	Book value was $14.06 per common share at June 30, 2019 and March 31, 2019.
•

Economic book value, which adjusts for the face redemption amounts of the Company's outstanding preferred stock and convertible senior notes, was $13.63 per common share at June 30, 2019 as compared to $13.60 per common share at March 31, 2019 (see Schedule IV).

Three and Six Months Ended June 30, 2019 Results

•

GAAP net income allocable to common shares was $6.3 million, or $0.20 per share-diluted, and $11.8 million, or $0.38 per share-diluted, for the three and six months ended June 30, 2019, respectively, as compared to GAAP net income allocable to common shares of $6.2 million, or $0.20 per share-diluted, and a GAAP net loss allocable to common shares of $6.4 million, or $(0.21) per share-diluted, for the three and six months ended June 30, 2018, respectively.

•

GAAP net income allocable to common shares for the three and six months ended June 30, 2019 includes a $1.3 million, or $(0.04) per share-diluted, fair value adjustment on the Company's remaining CRE loan classified as an asset held for sale.

•	Core Earnings of $8.8 million, or $0.28 per common share-diluted, and $16.7 million, or $0.53 per common share-diluted, for the three and six months ended June 30, 2019, respectively (see Schedule I).
•	Common stock cash dividends of $0.225 and $0.425 per share were declared and have since been paid for the three and six months ended June 30, 2019, respectively.

Additional Items

Commercial Real Estate

•

In May 2019, XAN acquired a $210.8 million portfolio (including $14.0 million of unfunded commitments) of floating-rate CRE loans, with $196.8 million of principal outstanding at closing, from C-III Commercial Mortgage LLC, which is an affiliate of the Company's external manager.

•	Substantially all of XAN's $2.0 billion CRE loan portfolio comprised floating rate senior whole loans at June 30, 2019.

•	XAN's CRE floating rate whole loan portfolio had a weighted average spread of 3.75% over the one-month London Interbank Offered Rate ("LIBOR") of 2.40% at June 30, 2019.

The following table summarizes XAN's CRE loan activities and fundings of previous commitments for the three, six and twelve months ended June 30, 2019 (in millions, except percentages and amounts in footnotes):

	Three Months Ended June 30, 2019	Six Months Ended June 30, 2019	Twelve Months Ended June 30, 2019
New CRE loan commitments	$243.4	$414.5	$934.4
New CRE preferred equity investment	8.7	8.7	8.7
Total CRE loan commitments and investments	252.1	423.2	943.1
Sales, payoffs and paydowns (1)(2)	(136.9)	(204.4)	(578.7)
Previous commitments funded	11.3	24.3	53.0
New unfunded loan commitments and investments	(21.3)	(27.6)	(78.6)
Net CRE loans funded	105.2	215.5	338.8

Acquired CRE loans (committed balance)	210.8	210.8	210.8
Payoffs and paydowns (1)	(16.7)	(16.7)	(16.7)
Acquired unfunded loan commitments	(14.0)	(14.0)	(14.0)
Net CRE loans acquired	180.1	180.1	180.1

Net CRE loans funded and acquired	$285.3	$395.6	$518.9

Weighted average one-month LIBOR floor on new originations and acquisitions (3)	2.22%	2.27%	2.16%
Weighted average spread above one-month LIBOR (3)	3.59%	3.47%	3.37%
Weighted average unlevered yield, including amortization of origination fees and acquisition costs (3)	6.07%	6.04%	5.92%
(1)	CRE loan payoffs and extensions resulted in exit and extension fees of $471,000, $946,000 and $2.7 million during the three, six and twelve months ended June 30, 2019, respectively.
(2)	Activity excludes legacy CRE loans.
(3)	Applicable to new floating rate CRE whole loans funded and acquired.

Commercial Mortgage-Backed Securities

XAN's $482.1 million commercial mortgage-backed securities ("CMBS") portfolio, at par, had a carrying value of $445.7 million and a weighted average coupon of 4.76% at June 30, 2019.

The following table summarizes XAN's CMBS activities, at face value, for the three, six and twelve months ended June 30, 2019 (in millions, except percentages):

	Three Months Ended June 30, 2019	Six Months Ended June 30, 2019	Twelve Months Ended June 30, 2019
CMBS acquisitions	$13.2	$40.7	$171.6
Sales	(0.6)	(0.6)	(15.6)
Principal paydowns	(11.8)	(24.0)	(36.3)
CMBS acquisitions, net	$0.8	$16.1	$119.7

Weighted average coupon at the respective period end (1)	5.84%	5.16%	4.87%
(1)	Applicable to new CMBS acquired during the respective periods.

Commercial Real Estate Securitizations

•

XAN closed a CRE debt securitization that financed CRE loans of $687.2 million on April 17, 2019 and issued $585.8 million of non-recourse, floating-rate notes, of which the Company purchased $10.0 million of the Class D notes rated BBB(low)(sf), at a weighted average cost of one-month LIBOR plus 1.32%.

•

XAN completed the liquidation of Resource Capital Corp. 2017-CRE5, Ltd. ("RCC 2017-CRE5") on July 16, 2019 by repaying the remaining notes outstanding. Following the liquidation, $112.8 million of CRE loans, at par, that had been financed by RCC 2017-CRE5 were distributed to XAN.

Liquidity

•	At July 30, 2019, XAN's available liquidity consisted of two primary sources:
•	unrestricted cash and cash equivalents of $53.0 million; and
•	approximately $100.9 million of liquidity from available financing of unlevered CRE loans and CMBS.

Common Stock Book Value, Economic Book Value and Total Stockholders' Equity

The following table rolls forward XAN's common stock book value from March 31, 2019 to June 30, 2019 and reconciles common stock book value to economic book value, a non-GAAP measure, at June 30, 2019 (see Schedule IV) (in thousands, except per share data and amounts in footnotes):

	Total Amount	Per Share Amount
Common stock book value at March 31, 2019 (1)	$441,867	$14.06
Net income allocable to common shares	6,304	0.20
Change in other comprehensive income:
Available-for-sale securities	3,326	0.11
Derivatives	(2,741)	(0.09)
Common stock dividends	(7,075)	(0.23)
Common stock dividends on unvested shares	(96)	—
Accretion from additional shares outstanding at June 30, 2019 (2)	411	0.01
Total net increase	129	—
Common stock book value at June 30, 2019 (1)(3)	$441,996	$14.06

Reconciling items in arriving at economic book value at June 30, 2019:
Non-cash convertible senior notes' unamortized discounts:
4.50% Convertible Senior Notes	(9,519)	(0.30)
8.00% Convertible Senior Notes	(77)	—
Series C Preferred Stock redemption value in excess of carrying value	(4,045)	(0.13)
Economic book value at June 30, 2019	$428,355	$13.63
(1)

Per share calculations exclude unvested restricted stock, as disclosed on the consolidated balance sheets, of 426,771 and 430,986 shares at June 30, 2019 and March 31, 2019, respectively. The denominators for the calculations are 31,443,123 and 31,436,120 at June 30, 2019 and March 31, 2019, respectively.

(2)	Per share amount calculations include 7,003 additional shares of restricted stock that vested during the three months ended June 30, 2019.
(3)	Common stock book value is calculated as total stockholders' equity of $558.0 million less preferred stock equity of $116.0 million at June 30, 2019.

The following table presents the economic book value per common share at the dates presented:

	At June 30, 2019	At March 31, 2019	At December 31, 2018	At September 30, 2018	At June 30, 2018
Economic book value	$13.63	$13.60	$13.54	$13.72	$13.56

Investment Portfolio

The following table summarizes the amortized cost and net carrying amount of XAN's investment portfolio at June 30, 2019, classified by asset type (in thousands, except percentages and amounts in footnotes):

At June 30, 2019	Amortized Cost	Net Carrying Amount	Percent of Portfolio	Weighted Average Coupon
Core Assets:
CRE whole loans (1)(2)	$1,909,463	$1,906,866	79.11%	6.19%
CRE mezzanine loan and preferred equity investments (2)	30,110	30,110	1.25%	11.18%
CMBS, fixed rate (3)	118,753	123,848	5.14%	4.10%
CMBS, floating rate (3)	321,341	321,816	13.35%	5.09%
Total Core Assets	2,379,667	2,382,640	98.85%
Non-Core Assets:
Structured notes (4)	1,000	—	—%	N/A (7)
Direct financing leases (4)	801	66	—%	N/A (7)
Legacy CRE loans (5)(6)	33,666	27,598	1.15%	1.66%
Total Non-Core Assets	35,467	27,664	1.15%
Total Core and Non-Core Assets	$2,415,134	$2,410,304	100.00%
(1)	Net carrying amount includes an allowance for loan losses of $2.6 million at June 30, 2019.
(2)	Classified as CRE loans on the consolidated balance sheet.
(3)	Classified as investment securities available-for-sale on the consolidated balance sheet.
(4)	Classified as other assets on the consolidated balance sheet.
(5)	Includes one legacy CRE loan with an amortized cost of $11.5 million classified as a CRE loan on the consolidated balance sheet as XAN intends to hold this loan to maturity.
(6)	Net carrying amount includes a lower of cost or market value adjustment at June 30, 2019.
(7)	There are no stated rates associated with these investments.

Strategic Plan Update

In November 2016, XAN's board of directors approved the strategic plan (the "Plan"). The Plan contemplated disposing of certain loans underwritten prior to 2010, exiting non-core businesses and investments, and maintaining a dividend policy based on sustainable earnings. XAN has substantially completed the execution of the Plan.

At June 30, 2019, XAN had approximately $27.6 million, composed of two legacy CRE loans, remaining of the $480.1 million of identified Plan assets.

Supplemental Information

The following schedules of reconciliations and supplemental information at June 30, 2019 are included at the end of this release:

•	Schedule I - Reconciliation of GAAP Net Income (Loss) to Core Earnings;
•	Schedule II - Summary of Securitization Performance Statistics;
•	Schedule III - CRE Loan Activities;
•	Schedule IV - Economic Book Value Per Share; and
•	Schedule V - Supplemental Information.

About Exantas Capital Corp.

Exantas Capital Corp. is a real estate investment trust that is primarily focused on originating, holding and managing commercial real estate mortgage loans and other commercial real estate-related debt investments.

The Company is externally managed by Exantas Capital Manager Inc. (the "Manager"), which is an indirect wholly-owned subsidiary of C-III Capital Partners LLC, a leading commercial real estate investment management and services company engaged in a broad range of activities.

For more information, please visit XAN's website at www.exantas.com or contact investor relations at IR@exantas.com.

Safe Harbor Statement

Statements made in this release may include forward-looking statements, which involve substantial risks and uncertainties. XAN's actual results, performance or achievements could differ materially from those expressed or implied in this release. The risks and uncertainties associated with forward-looking statements contained in this release include those related to:

•	fluctuations in interest rates and related hedging activities;
•	the availability of debt and equity capital to acquire and finance investments;
•	defaults or bankruptcies by borrowers on XAN's loans or on loans underlying its investments;
•	adverse market trends that have affected and may continue to affect the value of real estate and other assets underlying XAN's investments;
•	increases in financing or administrative costs; and
•	general business and economic conditions that have in the past impaired and may in the future impair the credit quality of borrowers and XAN's ability to originate loans.

For further information concerning these and other risks pertaining to the forward-looking statements contained in this release, and to the general risks to which XAN is subject, see Item 1A, "Risk Factors," included in its Annual Report on Form 10-K for the year ended December 31, 2018 and the risks expressed in its other public filings with the Securities and Exchange Commission (the "SEC").

XAN cautions you not to place undue reliance on any forward-looking statements contained in this release, which speak only as of the date of this release. All subsequent written and oral forward-looking statements attributable to XAN or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this release. Except to the extent required by applicable law or regulation, XAN undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

Furthermore, certain non-GAAP financial measures are discussed in this release. XAN's presentation of this information is not intended to be considered in isolation of or as a substitute for the financial information presented in accordance with GAAP. Reconciliations of these non-GAAP financial measures to the most comparable measures prepared in accordance with GAAP are set forth in Schedule I of this release and can be accessed through XAN's filings with the SEC at www.sec.gov.

The remainder of this release contains XAN's unaudited (2019) and audited (2018) consolidated balance sheets, unaudited consolidated statements of operations, a reconciliation of GAAP net income (loss) to Core Earnings, a summary of securitization performance statistics, a summary of XAN's CRE loan activities, a reconciliation of XAN's common stock book value to its economic book value and supplemental information regarding XAN's CRE loan portfolio.

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share data)

	June 30, 2019	December 31, 2018
	(unaudited)
ASSETS (1)
Cash and cash equivalents	$47,154	$82,816
Restricted cash	14,062	12,658
Accrued interest receivable	9,155	8,198
CRE loans, net of allowances of $2,597 and $1,401	1,948,492	1,551,967
Investment securities available-for-sale	445,664	418,998
Principal paydowns receivable	33,150	32,083
Investments in unconsolidated entities	1,548	1,548
Derivatives, at fair value	—	985
Other assets	4,064	4,015
Assets held for sale (amounts include $16,082 and $17,000 of legacy CRE loans held for sale in continuing operations)	16,448	17,645
Total assets	$2,519,737	$2,130,913
LIABILITIES (2)
Accounts payable and other liabilities	$5,278	$7,550
Management fee payable	864	938
Accrued interest payable	5,209	4,224
Borrowings	1,935,265	1,554,223
Distributions payable	8,896	7,265
Derivatives, at fair value	4,470	1,043
Accrued tax liability	33	31
Liabilities held for sale	1,770	1,820
Total liabilities	1,961,785	1,577,094
STOCKHOLDERS' EQUITY
Preferred stock, par value $0.001: 10,000,000 shares authorized 8.625% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share; 4,800,000 and 4,800,000 shares issued and outstanding	5	5
Common stock, par value $0.001: 125,000,000 shares authorized; 31,869,894 and 31,657,499 shares issued and outstanding (including 426,771 and 422,671 of unvested restricted shares)	32	32
Additional paid-in capital	1,083,772	1,082,677
Accumulated other comprehensive income (loss)	1,677	(3,057)
Distributions in excess of earnings	(527,534)	(525,838)
Total stockholders' equity	557,952	553,819
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,519,737	$2,130,913

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS - (Continued)

(in thousands, except share and per share data)

	June 30, 2019	December 31, 2018
	(unaudited)
(1) Assets of consolidated variable interest entities ("VIEs") included in total assets above:
Restricted cash	$6,132	$6,189
Accrued interest receivable	5,528	3,548
CRE loans, pledged as collateral and net of allowances of $1,718 and $763	1,266,549	700,223
Principal paydowns receivable	33,150	31,914
Other assets	106	157
Total assets of consolidated VIEs	$1,311,465	$742,031
(2) Liabilities of consolidated VIEs included in total liabilities above:
Accounts payable and other liabilities	$147	$75
Accrued interest payable	1,268	709
Borrowings	963,383	501,045
Total liabilities of consolidated VIEs	$964,798	$501,829

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

(unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
REVENUES
Interest income:
CRE loans	$30,388	$25,435	$57,731	$47,818
Securities	6,591	4,205	12,966	7,661
Other	159	20	373	138
Total interest income	37,138	29,660	71,070	55,617
Interest expense	21,581	16,159	40,976	30,543
Net interest income	15,557	13,501	30,094	25,074
Other revenue	26	152	52	57
Total revenues	15,583	13,653	30,146	25,131
OPERATING EXPENSES
Management fees	2,251	2,812	4,334	5,625
Equity compensation	412	659	1,095	1,626
General and administrative	2,495	2,547	5,072	5,607
Depreciation and amortization	7	19	31	32
Provision for (recovery of) loan losses, net	170	—	1,195	(799)
Total operating expenses	5,335	6,037	11,727	12,091

	10,248	7,616	18,419	13,040
OTHER INCOME (EXPENSE)
Equity in earnings (losses) of unconsolidated entities	—	69	—	(223)
Net realized and unrealized gain on investment securities available-for-sale and loans and derivatives	4	932	4	290
Net realized and unrealized gain on investment securities, trading	—	58	—	53
Fair value adjustments on financial assets held for sale	(1,300)	9	(1,402)	(4,656)
Other income	51	506	152	517
Total (expense) other income	(1,245)	1,574	(1,246)	(4,019)

INCOME FROM CONTINUING OPERATIONS BEFORE TAXES	9,003	9,190	17,173	9,021
Income tax (expense) benefit	—	(1)	—	31
NET INCOME FROM CONTINUING OPERATIONS	9,003	9,189	17,173	9,052
NET LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX	(112)	(450)	(149)	(203)
NET INCOME	8,891	8,739	17,024	8,849
Net income allocated to preferred shares	(2,587)	(2,587)	(5,175)	(7,797)
Consideration paid in excess of carrying value of preferred shares	—	—	—	(7,482)
NET INCOME (LOSS) ALLOCABLE TO COMMON SHARES	$6,304	$6,152	$11,849	$(6,430)
NET INCOME (LOSS) PER COMMON SHARE - BASIC:
CONTINUING OPERATIONS	$0.20	$0.21	$0.38	$(0.20)
DISCONTINUED OPERATIONS	—	(0.01)	—	(0.01)
TOTAL NET INCOME (LOSS) PER COMMON SHARE - BASIC	$0.20	$0.20	$0.38	$(0.21)
NET INCOME (LOSS) PER COMMON SHARE - DILUTED:
CONTINUING OPERATIONS	$0.20	$0.21	$0.38	$(0.20)
DISCONTINUED OPERATIONS	—	(0.01)	—	(0.01)
TOTAL NET INCOME (LOSS) PER COMMON SHARE - DILUTED	$0.20	$0.20	$0.38	$(0.21)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - BASIC	31,438,247	31,215,598	31,409,063	31,163,859
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - DILUTED	31,656,180	31,402,010	31,594,046	31,163,859

SCHEDULE I

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME (LOSS) TO CORE EARNINGS

(unaudited)

Core Earnings is a non-GAAP financial measure that XAN uses to evaluate its operating performance.

Core Earnings exclude the effects of certain transactions and GAAP adjustments that XAN believes are not indicative of its current CRE loan portfolio and other CRE-related investments and operations. Core Earnings exclude income (loss) from all non-core assets, such as commercial finance, middle market lending, residential mortgage lending, certain legacy CRE loans and other non-CRE assets designated as assets held for sale at the initial measurement date of December 31, 2016.

Core Earnings, for reporting purposes, is defined as GAAP net income (loss) allocable to common shares, excluding (i) non-cash equity compensation expense, (ii) unrealized gains and losses, (iii) non-cash provisions for loan losses, (iv) non-cash impairments on securities, (v) non-cash amortization of discounts or premiums associated with borrowings, (vi) net income or loss from a limited partnership interest owned at the initial measurement date, (vii) net income or loss from non-core assets,(1)(2) (viii) real estate depreciation and amortization, (ix) foreign currency gains or losses and (x) income or loss from discontinued operations. Core Earnings may also be adjusted periodically to exclude certain one-time events pursuant to changes in GAAP and certain non-cash items.

Although pursuant to the Third Amended and Restated Management Agreement XAN calculates incentive compensation using Core Earnings that exclude incentive compensation payable to the Manager, XAN includes incentive compensation payable to the Manager in calculating Core Earnings for reporting purposes.

Core Earnings allocable to common shares, adjusted ("Core Earnings Adjusted") is a non-GAAP financial measure used to evaluate XAN's operating performance. Core Earnings Adjusted exclude certain non-recurring items and the results of certain transactions that are not indicative of its ongoing operating performance.

Core Earnings and Core Earnings Adjusted do not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income or as measures of liquidity under GAAP. XAN's methodology for calculating Core Earnings and Core Earnings Adjusted may differ from methodologies used by other companies to calculate similar supplemental performance measures, and, accordingly, its reported Core Earnings and Core Earnings Adjusted may not be comparable to similar performance measures used by other companies.

The following table provides a reconciliation from GAAP net income (loss) allocable to common shares to Core Earnings allocable to common shares and Core Earnings allocable to common shares, adjusted for the periods presented (in thousands, except per share data and the amount in the footnotes):

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
Net income (loss) allocable to common shares - GAAP	$6,304	$6,152	$11,849	$(6,430)
Adjustment for realized gains on CRE assets	—	—	—	—
Net income (loss) allocable to common shares - GAAP, adjusted	6,304	6,152	11,849	(6,430)
Reconciling items from continuing operations:
Non-cash equity compensation expense	412	659	1,095	1,626
Non-cash provision for (recovery of) CRE loan losses	170	—	1,195	(799)
Litigation settlement expense (3)	—	—	—	(2,167)
Non-cash amortization of discounts or premiums associated with borrowings	702	796	1,385	1,574
Income tax expense (benefit) from non-core investments (1)(2)	—	1	—	(31)
Net realized gain on non-core assets (1)(2)	(7)	(691)	(15)	(476)
Net loss from non-core assets (2)	31	50	26	447
Reconciling items from discontinued operations and CRE loans:
Net interest income on legacy CRE loans	(183)	(339)	(416)	(661)
Realized gain on liquidation of legacy CRE loans	—	(1,000)	—	(1,000)
Operating expenses on legacy CRE loans	—	187	—	187
Fair value adjustments on legacy CRE loans	1,300	—	1,402	4,672
Net loss from other non-CRE investments held for sale	—	28	—	506
Loss from discontinued operations, net of taxes	112	450	149	203
Core Earnings allocable to common shares	8,841	6,293	16,670	(2,349)

Reconciling items in arriving at Core Earnings allocable to common shares, adjusted:
Loss on redemption of Series B Preferred Stock	—	—	—	7,482
Litigation settlement expense	—	—	—	2,167
Core Earnings allocable to common shares, adjusted (4)	$8,841	$6,293	$16,670	$7,300

Weighted average common shares - diluted	31,656	31,402	31,594	31,164

Core Earnings per common share - diluted	$0.28	$0.20	$0.53	$(0.08)
Core Earnings per common share, adjusted - diluted (4)	$0.28	$0.20	$0.53	$0.23
(1)	Income tax expense or benefit from non-core investments and net realized gain on non-core assets are components of net income or loss from non-core assets.
(2)

Non-core assets are investments and securities owned by XAN at the initial measurement date in (i) commercial finance, (ii) middle market lending, (iii) residential mortgage lending, (iv) legacy CRE loans and (v) other non-CRE assets included in assets held for sale.

(3)	Includes the payment of the settlement of a securities litigation, previously accrued in 2017, for the six months ended June 30, 2018.
(4)

Core Earnings, adjusted exclude a non-recurring charge of $7.5 million, or $(0.24) per common share-diluted, for the six months ended June 30, 2018 in connection with the redemption of the Company's Series B Preferred Stock.

SCHEDULE II

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

SUMMARY OF SECURITIZATION PERFORMANCE STATISTICS

(unaudited)

Distributions, Coverage Tests and Liquidations

The following table sets forth the distributions received by XAN and coverage test summaries for its active securitizations for the periods presented (in thousands):

	Cash Distributions		Overcollateralization Cushion (1)
Name	For the Six Months Ended June 30, 2019	For the Year Ended December 31, 2018	At June 30, 2019	At the Initial Measurement Date	End of Designated Principal Reinvestment Period
RCC 2017-CRE5 (2)(3)(4)	$11,177	$22,843	N/A	$20,727	July 2020
XAN 2018-RSO6 (2)	$9,524	$8,323	$25,766	$25,731	December 2020
XAN 2019-RSO7 (2)	$1,845	$—	$34,341	$34,341	April 2022
Apidos CDO I, Ltd. (3)	$708	$—	N/A	$17,136	N/A
Apidos CDO III, Ltd. (3)	$—	$618	N/A	$11,269	N/A
(1)	Overcollateralization cushion represents the amount by which the collateral held by the securitization issuer exceeds the minimum amount required.
(2)

The designated principal reinvestment period for RCC 2017-CRE5, Exantas Capital Corp. 2018-RSO6, Ltd. and Exantas Capital Corp. 2019-RSO7, Ltd. is the period in which principal repayments can be utilized to purchase loans held outside of the respective securitization that represent the funded commitments of existing collateral in the respective securitization that were not funded as of the date the respective securitization was closed. Additionally, the indenture for each securitization does not contain any interest coverage test provisions.

(3)	RCC 2017-CRE5 was liquidated in July 2019. Apidos CDO I, Ltd. and Apidos CDO III, Ltd. were substantially liquidated in October 2014 and June 2015, respectively.
(4)	Includes a principal distribution of $5.3 million on RCC 2017-CRE5's Class C notes.

The following table sets forth the distributions received by XAN and liquidation details for its liquidated securitizations for the periods presented (in thousands):

	Cash Distributions		Liquidation Details
Name	For the Six Months Ended June 30, 2019	For the Year Ended December 31, 2018	Liquidation Date	Remaining Assets at the Liquidation Date (1)
RCC 2015-CRE3	$—	$3,529	August 2018	$80,632
RCC 2015-CRE4	$—	$4,487	July 2018	$97,825
Whitney CLO I, Ltd. (2)	$68	$—	January 2019	$—
(1)	The remaining assets at the liquidation date were distributed to XAN in exchange for its preference shares and equity notes in the securitization.
(2)	Whitney CLO I, Ltd. was substantially liquidated in September 2013.

SCHEDULE III

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

CRE LOAN ACTIVITIES

(unaudited)

The following table summarizes XAN's CRE loan activities and fundings of previous commitments for the periods then ended (in millions):

	For the Three Months Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
New CRE loan commitments	$243.4	$171.0	$274.9	$245.1	$195.3
New CRE preferred equity investment	8.7	—	—	—	—
Total CRE loan commitments and investments	252.1	171.0	274.9	245.1	195.3
Sales, payoffs and paydowns (1)	(136.9)	(67.4)	(203.1)	(171.2)	(149.8)
Previous commitments funded	11.3	13.0	13.3	15.5	12.1
New unfunded loan commitments and investments	(21.3)	(6.3)	(30.5)	(20.6)	(16.3)
Net CRE loans funded	105.2	110.3	54.6	68.8	41.3

Acquired CRE loans (committed balance)	210.8	—	—	—	—
Payoffs and paydowns	(16.7)	—	—	—	—
Acquired unfunded loan commitments	(14.0)	—	—	—	—
Net CRE loans acquired	180.1	—	—	—	—

Net CRE loans funded and acquired	$285.3	$110.3	$54.6	$68.8	$41.3
(1)	Activity excludes legacy CRE loans.

SCHEDULE IV

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

ECONOMIC BOOK VALUE PER SHARE

(unaudited)

Management views economic book value, a non-GAAP measure, as a useful and appropriate supplement to GAAP stockholders' equity and common stock book value because it adjusts GAAP common stock book value to account for the face redemption amounts of the Company's outstanding preferred stock and convertible senior notes. The following table reconciles XAN's common stock book value per share to its economic book value per share at the dates presented:

	At June 30, 2019	At March 31, 2019	At December 31, 2018	At September 30, 2018	At June 30, 2018
Common stock book value	$14.06	$14.06	$14.02	$14.23	$14.09
Non-cash convertible senior notes' unamortized discounts	(0.30)	(0.33)	(0.35)	(0.38)	(0.40)
Preferred stock redemption values in excess of carrying values	(0.13)	(0.13)	(0.13)	(0.13)	(0.13)
Economic book value	$13.63	$13.60	$13.54	$13.72	$13.56

SCHEDULE V

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

Certain Loan Statistics

The following table presents information on XAN's allowance for CRE loan losses, which excludes fair value adjustments on a legacy CRE loan classified as assets held for sale, at the dates indicated (amounts in thousands, percentages based on amortized cost):

	June 30, 2019	December 31, 2018
	(unaudited)
Allowance for loan losses:
General allowance:
CRE whole loans	$2,597	$1,401
Total general allowance	2,597	1,401
Total allowance for loans	$2,597	$1,401
Allowance as a percentage of total loans	0.1%	0.1%

There was no specific allowance for loan losses at June 30, 2019 or December 31, 2018.

The following table presents unaudited CRE loan portfolio statistics at June 30, 2019, excluding a legacy CRE loan classified as assets held for sale (percentages based on carrying value at June 30, 2019):

Loan type:
Whole loans	98.5%
Preferred equity investments	1.3%
Mezzanine loan	0.2%
Total	100.0%

Collateral type:
Multifamily	57.6%
Office	13.5%
Hotel	11.3%
Retail	7.9%
Self-Storage	5.7%
Manufactured Housing	3.0%
Industrial	1.0%
Total	100.0%

Collateral by NCREIF U.S. region:
Southwest (1)	23.8%
Mountain (2)	21.6%
Pacific (3)	13.5%
Southeast (4)	13.0%
Mid Atlantic (5)	12.3%
Northeast	10.3%
East North Central	4.6%
West North Central	0.9%
Total	100.0%
(1)	CRE loans in Texas represent 22.0% of the total loan portfolio.
(2)	CRE loans in Arizona and Nevada represent 11.0% and 6.0%, respectively, of the total loan portfolio.
(3)	CRE loans in Southern and Northern California represent 9.2% and 3.3%, respectively, of the total loan portfolio.
(4)	CRE loans in Florida represent 7.9% of the total loan portfolio.
(5)	CRE loans in South Carolina and North Carolina represent 5.5% and 5.2%, respectively, of the total loan portfolio.